                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-47733, 33-50038, and 33-55462) of Stac, Inc. of our report dated October 25, 1996, appearing on page F-1 of this Form 10-K.




PRICE WATERHOUSE LLP


San Diego, California
December 20, 1996.